SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
(the "Fund")

Supplement Dated December 18, 2023
to the Class F Shares and Class Y Shares Prospectuses (the "Prospectuses"), each dated June 30, 2023

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Allspring Global Investments, LLC no longer serves as a sub-adviser to the Fund. As such, all references to Allspring Global Investments, LLC are hereby deleted from the Prospectuses.

Additionally, Jupiter Asset Management Limited is added as a sub-adviser to the Fund. Accordingly, the Prospectuses are updated as follows:

In the Fund Summary of the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jupiter Asset Management Limited	Dermot Murphy	Since 2023	Investment Manager, Value Equities
	Ben Whitmore	Since 2023	Head of Strategy, Value Equities

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Catholic Values Equity Fund" the following paragraph is hereby added in the appropriate alphabetical order thereof:

Jupiter Asset Management Limited: Jupiter Asset Management Limited (Jupiter), located at The Zig Zag Building, 70 Victoria Street, London, UK, SW1E 6SQ, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Jupiter. Dermot Murphy and Ben Whitmore are the investment managers with Mr. Murphy being the Lead Investment Manager. Both Mr. Murphy and Mr. Whitmore have been employed with Jupiter over the past five years. Mr. Murphy joined Jupiter in 2014 and is currently an Investment Manager on the Value Equities team. He is Co-Manager of the Jupiter Global Value Equity Fund (Unit Trust) and Jupiter Global Value Fund (SICAV) alongside Mr. Whitmore and assists Mr. Whitmore in the management of the Jupiter Income Trust and the Jupiter UK Special Situations Fund (Unit Trusts). Prior to joining Jupiter, Mr. Murphy worked at Fidelity where he was a Building Materials Analyst. Mr. Murphy holds a BA in Commerce from the National University of Ireland, Galway. Mr. Whitmore joined Jupiter in 2006 and is currently Head of Strategy, Value Equities. Mr. Whitmore manages the Jupiter UK Special Situations Fund and the Jupiter Income Trust (Unit Trusts), as well as co-managing the Jupiter Global Value Equity Fund (Unit Trust) and Jupiter Global Value fund (SICAV) alongside Mr. Murphy. Before joining Jupiter, he worked at Schroders, managing both retail and institutional portfolios and around £2 billion of assets. Mr. Whitmore has a degree in Geography from Cambridge University.

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1482 (12/23)

SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
(the "Fund")

Supplement Dated December 18, 2023
to the Statement of Additional Information (the "SAI"), dated June 30, 2023 and amended August 3, 2023

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Allspring Global Investments, LLC no longer serves as a sub-adviser to the Fund. As such, all references to Allspring Global Investments, LLC are hereby deleted from the SAI.

Additionally, Jupiter Asset Management Limited is added as a sub-adviser to the Fund. Accordingly, the SAI is updated as follows:

On the cover page of the SAI, "Jupiter Asset Management Limited" is hereby added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and the Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

JUPITER ASSET MANAGEMENT LIMITED—Jupiter Asset Management Limited ("Jupiter") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Founded over 35 years ago in 1985, Jupiter's principal activity has been, and remains, investment management. In 2010, Jupiter Fund Management ("JFM") plc was listed on the London Stock Exchange as a FTSE 250 business.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

Jupiter

Compensation. SIMC pays Jupiter a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Jupiter and SIMC. Jupiter pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended September 30, 2023.

Jupiter's approach to remuneration is designed to ensure that Jupiter Fund Management plc and all of its subsidiary companies ("the Group") has a robust governance framework which is in line with the Group's risk appetite, and which supports the Group's business objectives and values. Jupiter aims to deliver value for money to its clients through active fund management that delivers long-term investment outperformance, after all fees. Jupiter has a strong focus on variable compensation, which ensures that decisions on pay are driven by the achievement of sustainable long-term performance including corporate and investment performance, and that fixed costs are contained. Risk is an important factor in the performance review process and is taken account of in the measurement of individuals' performance.

The composition of the elements within an individual's overall remuneration is the result of the function and performance of the individual, including alignment with the Group's risk tolerances, market competitiveness and overall profitability. The Group's total compensation approach comprises fixed and variable compensation.

Fixed compensation includes base salary, which reflects the individual's skills, the size and scope of their role, and the market rate for the role at comparator companies and benefits. The same range and level of benefits is available to all UK employees regardless of seniority.

Variable compensation is awarded annually and is dependent on individual and corporate performance based on achievement of strategic and personal objectives. The variable compensation pool (from which annual bonuses are paid) is based on Jupiter's profits, ensuring that any bonuses are affordable and aligned to Jupiter's success. All employees are considered for a performance based discretionary bonus. The entitlement to variable compensation is not guaranteed and the Committee and/or Board of Directors of the local entity may withhold the payment of bonuses entirely or partly when performance criteria are not met.

For investment management staff, various quantitative and qualitative factors are applied when assessing individual performance so that remuneration is aligned to client outcomes. Investment Management bonus pools are generally aligned to revenues and performance against appropriate peer groups or benchmarks over 1, 3 and 5 years.

A portion of any discretionary bonus will be subject to deferral, vesting annually over 3 years; the deferral will be wherever possible into units of the fund that generated the bonus and Jupiter shares. The amount of deferral will be set by the Remuneration Committee and reflect Jupiter's regulatory requirements, risk profile and corporate objectives.

Deferred compensation may be forfeited in certain cases such as for misconduct or resignation pursuant to the terms of the relevant plan rules. Malus and clawback provisions also exist and shall apply within the plan rules.

Ownership of Fund Shares. As of September 30, 2023, Jupiter's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of September 30, 2023, in addition to the Catholic Values Equity Fund, Jupiter's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dermot Murphy	2	$1,784.4	2	$1,687.1	2	$271.6
Ben Whitmore	2	$1,784.4	4	$6,160.9	12	$3,994.2

No account listed above is subject to a performance-based advisory fee.

Please note Dermot Murphy and Ben Whitmore are co-managers for the Jupiter Global Value SICAV and Jupiter Global Value Equity Fund.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Catholic Values Equity Fund which may have different investment guidelines and objectives. In addition to the Catholic Values Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Jupiter's management of the Catholic Values Equity Fund and other accounts, which, in theory, may allow Jupiter to allocate investment opportunities in a way that favors other accounts over the Catholic Values Equity Fund. This conflict of interest may be exacerbated to the extent that Jupiter or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Catholic Values Equity Fund. Jupiter (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Catholic Values Equity Fund. To the extent a particular investment is suitable for both the Catholic Values Equity Fund and the other accounts, such investments will be allocated between the Catholic Values Equity Fund and the other accounts in a manner that Jupiter determines is fair and equitable under the circumstances to all clients, including the Catholic Values Equity Fund.

To address and manage these potential conflicts of interest, Jupiter has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1483 (12/23)